UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 25, 2010

Nexxus Lighting, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23590	59-3046866
(Commission File Number)	(IRS Employer Identification No.)

124 Floyd Smith Drive, Suite 300, Charlotte, North Carolina	28262
(Address of Principal Executive Offices)	(Zip Code)

(704) 405-0416

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Annual Meeting of Stockholders of Nexxus Lighting, Inc. (the “Company”), held on May 25, 2010, the Company’s stockholders voted to approve the proposal to amend the Company’s 2003 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder from 810,000 to 1,160,000 shares.

For a description of the terms and conditions of the amendment to the 2003 Stock Incentive Plan, as approved by the Company’s Board of Directors on March 24, 2010, see “Proposal 2: Approve Amendment to 2003 Stock Incentive Plan” in the definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2010 (the “2010 Proxy Statement”). The description of the amendment to the 2003 Stock Incentive Plan contained in the 2010 Proxy Statement is qualified in its entirety by and subject to the full text of the amendment to the 2003 Stock Incentive Plan, a copy of which was filed as Appendix A to the 2010 Proxy Statement and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2010 Annual Meeting of Stockholders was held on May 25, 2010. As of April 8, 2010, the record date for the Annual Meeting, 16,245,503 shares were issued, outstanding and entitled to vote. A summary of the matters voted upon by the stockholders is set forth below.

1. The Company’s stockholders voted to elect the following persons as directors to serve until the next annual meeting and until their successors have been elected and qualified. The voting results were as follows:

Directors	Votes For	Votes Withheld	Votes Abstain	Broker Non-Votes
Michael Bauer	8,042,805	1,684,479	0	0
Michael Brown	7,242,231	2,485,053	0	0
Patrick Doherty	9,185,235	542,049	0	0
Edgar Protiva	9,715,793	11,491	0	0
Chris Richardson	7,242,231	2,485,053	0	0
Brian Scott	9,716,093	11,191	0	0
William Yager	9,715,793	11,491	0	0

2. The Company’s stockholders voted to approve the proposal to amend the Company’s 2003 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder from 810,000 to 1,160,000 shares. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
7,072,294	2,641,729	13,261	5,066,876

3. The Company’s stockholders voted to approve a proposal to ratify the appointment of Cross, Fernandez & Riley, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
14,607,029	147,998	39,133	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 28, 2010	NEXXUS LIGHTING, INC.

/s/ Gary R. Langford
	Name:	Gary R. Langford
	Title:	Chief Financial Officer